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                                  EXHIBIT 99.4

           CONSENT OF INDEPENDENT AUDITORS OF CELEBRITY SIGHTINGS, LLC

As independent public accountants, we hereby consent to the use of our report dated February 7, 2000 (and to all references to our firm) included in or made a part of this Form 8-K/A.

                                  /s/ Smith Mandel & Associates L.P.
                                  ---------------------------------
                                      Smith Mandel & Associates L.P.


Encino, California
February 22, 2000